UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                  FORM 8-K


                               Current Report
                   Pursuant to Section 13 OR 15(d) of the
                       Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  October 20, 2004



                      AMLI RESIDENTIAL PROPERTIES TRUST
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



         Maryland                  1-12784               36-3925916
      ---------------         -----------------      -------------------
      (State or other         (Commission File         (IRS Employer
      jurisdiction of              Number)           Identification No.)
      incorporation)



         125 South Wacker Drive, Suite 3100,
                  Chicago, Illinois                        60606
      ----------------------------------------           ----------
      (Address of principal executive offices)           (Zip Code)



                               (312) 443-1477
            ----------------------------------------------------
            (Registrant's telephone number, including area code)



                                     N/A
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01   COMPLETION OF ACQUISITION OF ASSETS

      On September 14, 2004 AMLI Residential Properties, L.P., ("AMLI"), a 94%-owned affiliate of registrant, acquired a rental community containing 352 units and located in West Dundee, Illinois. The sellers were the partners in a limited partnership whose sole general partner was Altman Development Corporation; AMLI acquired all partnership interests in the partnership for $55,350,000 in cash and has renamed this community AMLI at Canterfield.

      AMLI at Canterfield is a luxury apartment community set on approximately 33.6 acres. The community was completed in 2001 and contains 430,982 rentable square feet in 18 two- and three-story buildings with 28 (8%) one-bedroom, 202 (57%) two-bedroom and 122 (35%) three-bedroom apartment homes. The average size of the apartment homes is 1,224 square feet. The community offers numerous amenities including a resort-style swimming pool and spa, state-of-the-art fitness center, lighted tennis court, indoor half basketball court, resident business center, kids fun-n-study center, and attached and detached garages.

      On September 15, 2004 AMLI acquired a 206-unit rental community located in Naperville, Illinois, from the partners in a partnership having Altman Development Corporation as a sole general partner; AMLI acquired all partnership interests in the partnership for $31,500,000 in cash and has renamed this community AMLI at River Run.

      AMLI at River Run is a luxury apartment community set on approximately 18 acres. The community was completed in 2003 and contains 271,094 rentable square feet in 11 two- and three-story buildings with 8 (4%) one-bedroom, 126 (61%) two-bedroom and 72 (35%) three-bedroom apartment homes. The average size of the apartment homes is 1,316 square feet. The community offers numerous amenities including a resort-style swimming pool and spa, state-of-the-art fitness center, resident business center, kids fun-n-study center, and attached and detached garages.

      On October 20, 2004 AMLI acquired a 266-unit luxury rental community located in Aurora, Illinois, from the partners in a partnership having Altman Development Corporation as a sole general partner; AMLI acquired all partnership interests in the partnership for $39,100,000 in cash and has renamed this community AMLI at Kirkland Crossing.

      AMLI at Kirkland Crossing is a luxury apartment community set on 19.2 acres. This community was completed this year and contains 303,952 rentable square feet in 15 two- and three-story buildings with 52 (20%) one-bedroom, 144 (54%) two-bedroom and 70(26%) three-bedroom apartment homes. The average size of the apartment homes is 1,143 square feet. The community offers numerous amenities including a resort-style swimming pool and spa, state-of-the-art fitness center, indoor sport court, resident business center, kids fun-n-study center, and attached and detached garages.

      On November 15, 2004 AMLI acquired the 75% interests that it did not already own in AMLI at Wynnewood Farms and AMLI at Lake Clearwater from the New York State Common Retirement Fund ("NYSCRF") for an aggregate purchase price of $31,399,000. Both communities are owned free and clear and not subject to any mortgage financing.

      AMLI at Wynnewood Farms is a 232-unit apartment community set on 17.5 acre site located in Overland Park, Kansas. The community was developed by AMLI in partnership with NYSCRF in 2000 and contains 235,832 rentable square feet in 15 buildings, with 98 (42%) one-bedroom, 16 (7%) one-bedroom with study, 98 (42%) two-bedroom and 20 (9%) three-bedroom apartment homes.

The apartment homes average 1,017 square feet in size.

      AMLI at Lake Clearwater is an apartment community set on a 105-acre site located in Indianapolis, Indiana. The community was developed by AMLI in partnership with NYSCRF in 1999 and contains 216 apartment homes with 215,888 rentable square feet in 11 buildings, with 106 (49%) one-bedroom and 110 (51%) two-bedroom apartment homes. The apartment homes average 1,000 square feet in size.

      AMLI has presented herein audited statements for the year ended December 31, 2003.

      With respect to AMLI at Canterfield, consideration was given to the rental market for comparable properties, a historical study of revenue and expense history, a third-party report on the property's condition and a third-party report on apartment supply in the area of this property, a real estate tax review by a third-party consultant, and a review of the operations of other communities owned by AMLI in the Chicago suburbs.
These same factors were considered in the acquisition of AMLI at River Run and AMLI at Kirkland, neither of which were completed prior to the year 2003.

      With respect to AMLI at Wynnewood and AMLI at Lake Clearwater, AMLI gave consideration to the above-mentioned matters and to the historical audited financial statements of the partnerships which developed these properties.

      After reasonable inquiry, AMLI and its General Partner are not aware of any material factors relating to these properties which would cause the reported financial information not to be necessarily indicative of future operating results.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits.

            10.1. Assignment and Assumption of Partnership interest between
                  The Comptroller of the State of New York as Trustee of the Common Retirement Fund, a New York trust ("Assignor"), and AMLI Residential Properties, L.P., a Delaware limited partnership ("Assignee") to assign the Assignor's 75% of the partnership interest in AMLI at Wynnewood Farms to the Assignee.

            10.2. Assignment and Assumption of Partnership interest between
                  The Comptroller of the State of New York as Trustee of the Common Retirement Fund, a New York trust ("Assignor"), and AMLI Residential Properties, L.P., a Delaware limited partnership ("Assignee") to assign the Assignor's 75% of the partnership interest in AMLI at Lake Clearwater to the Assignee.

            10.3. Partnership Interest Purchase and Sale Agreement for the
                  acquisition of AMLI at Canterfield on September 14, 2004 (Incorporated by reference to exhibit 10.3 to the Registrant's Form 8-K dated October 20, 2004).

            10.4. Partnership Interest Purchase and Sale Agreement for the
                  acquisition of AMLI at River Run on September 15, 2004 (Incorporated by reference to exhibit 10.2 to the Registrant's Form 8-K dated October 20, 2004).

            10.5. Partnership Interest Purchase and Sale Agreement for the
                  acquisition of AMLI at Kirkland Crossing on October 20, 2004 (Incorporated by reference to exhibit 10.1 to the Registrant's Form 8-K dated October 20, 2004).

            99.1. Consent of Reznick Group, P.C., Independent Registered
                  Public Accounting Firm.

            99.2. Consent of KPMG LLP.

                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Trust has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.




Dated:  December 23, 2004           AMLI RESIDENTIAL PROPERTIES TRUST


                                    By:     /s/ Charles C. Kraft
                                            ----------------------------
                                    Name:   Charles C. Kraft
                                    Title:  Principal Accounting Officer

                             AMLI AT CANTERFIELD

                     HISTORICAL STATEMENTS OF REVENUE IN
                  EXCESS OF CERTAIN EXPENSES AND REPORT OF
                        INDEPENDENT REGISTERED PUBLIC
                               ACCOUNTING FIRM

                 JANUARY 1, 2004 THROUGH SEPTEMBER 14, 2004
                         (UNAUDITED) AND YEAR ENDED
                              DECEMBER 31, 2003

                             AMLI at Canterfield

                              TABLE OF CONTENTS



                                                                    PAGE

REPORT OF INDEPENDENT REGISTERED
  PUBLIC ACCOUNTING FIRM. . . . . . . . . . . . . . . . . . . .        7

FINANCIAL STATEMENTS

  HISTORICAL STATEMENTS OF REVENUE IN EXCESS
    OF CERTAIN EXPENSES . . . . . . . . . . . . . . . . . . . .        8

  NOTES TO HISTORICAL STATEMENTS OF REVENUE IN
    EXCESS OF CERTAIN EXPENSES. . . . . . . . . . . . . . . . .        9

                        Reznick Group, P.C.
                        7700 Old Georgetown Road, Suite 400
                        Bethesda, Maryland  20814-6224
                        Tel: (301) 652-9100
                        Fax: (301) 652-1848
                        www.reznickgroup.com




                                  REPORT OF
                INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                ---------------------------------------------


The Board of Trustees
AMLI Residential Properties Trust:

      We have audited the accompanying Historical Statement of Revenue in Excess of Certain Expenses ("Historical Statement") of AMLI at Canterfield (the "Community") for the year ended December 31, 2003. This Historical Statement is the responsibility of the management of AMLI Residential Properties Trust. Our responsibility is to express an opinion on the Historical Statement based on our audit.

      We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Statement is free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Statement. We believe that our audit provides a reasonable basis for our opinion.

      The accompanying Historical Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K for AMLI Residential Properties Trust) as described in note 2. This presentation is not intended to be a complete presentation of the Community's revenue and expenses.

      In our opinion, the Historical Statement referred to above presents fairly, in all material respects, the revenue and certain expenses described in note 2 of the Community for the year ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.




/s/ Reznick Group, P.C.



Bethesda, Maryland
December 3, 2004

                             AMLI at Canterfield

       HISTORICAL STATEMENTS OF REVENUE IN EXCESS OF CERTAIN EXPENSES

     Period from January 1, 2004 through September 14, 2004 (unaudited)
                      and year ended December 31, 2003

                           (Dollars in thousands)



                                            Period from
                                             January 1,
                                               2004
                                             through
                                            September 14,   Year Ended
                                               2004         December 31,
                                            (unaudited)        2003
                                            -------------   ------------

Revenue:
  Rent. . . . . . . . . . . . . . . . . .       $  3,687          4,906
  Other . . . . . . . . . . . . . . . . .            181            223
                                                --------       --------
Total . . . . . . . . . . . . . . . . . .          3,868          5,129
                                                --------       --------

Certain expenses:
  Personnel . . . . . . . . . . . . . . .            351            426
  Building repairs and maintenance. . . .            125            138
  Landscaping and grounds maintenance . .             67             84
  Advertising and promotion . . . . . . .             44             63
  Utilities . . . . . . . . . . . . . . .             45            119
  Real estate taxes . . . . . . . . . . .            480            694
  Insurance . . . . . . . . . . . . . . .             87            172
  Other operating expenses. . . . . . . .             91             91
  Property management fee . . . . . . . .            138            204
                                                --------       --------
Total . . . . . . . . . . . . . . . . . .          1,428          1,991
                                                --------       --------

    Revenue in excess of
      certain expenses. . . . . . . . . .       $  2,440          3,138
                                                ========       ========























               See accompanying notes to Historical Statements
                  of Revenue in Excess of Certain Expenses.

                             AMLI at Canterfield

                  NOTES TO HISTORICAL STATEMENTS OF REVENUE
                        IN EXCESS OF CERTAIN EXPENSES

           January 1, 2004 through September 14, 2004 (unaudited)
                      and year ended December 31, 2003
                           (Dollars in thousands)



NOTE 1 - COMMUNITY ACQUIRED

      AMLI Residential Properties Trust ("AMLI") acquired AMLI at Canterfield (the "Community"), a 352-unit apartment home community located in West Dundee, Illinois, on September 14, 2004 from the partners of a limited partnership in which Altman Development Corporation, an unrelated entity, was the sole general partner. The Community was developed by Altman Development Corporation. AMLI acquired 100% of the partnership interests in the Community at the time of purchase for an aggregate purchase price of $55,350.

NOTE 2 - BASIS OF PRESENTATION

      The Historical Statements of Revenue in Excess of Certain Expenses have been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Form 8-K for AMLI and are not intended to be a complete presentation of the Community's revenue and expenses.

      The Historical Statements of Revenue in Excess of Certain Expenses are presented at 100% on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America. The Historical Statements of Revenue in Excess of Certain Expenses are not representative of the actual operations for the periods presented as certain expenses, which may not be comparable to the expenses expected to be incurred in the proposed future operations of the Community, have been excluded. Expenses excluded consist of mortgage interest, depreciation, amortization and partnership expenses not directly related to the future operations of the Community.

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      REVENUE RECOGNITION

      Apartment homes are rented under lease agreements with terms of one year or less. Rental income is recognized when earned. This policy effectively results in income recognition on the straight-line method over the related terms of the leases.

      PROPERTY MANAGEMENT FEES

      The Community was managed by Altman Management Company, an unrelated entity of AMLI, pursuant to the terms of the management agreement. Property management fees were calculated at 4% of gross income. Subsequent to AMLI's acquisition of its partnership interest in the Community, this management agreement ceased and the Community became subject to the Master Property Management Agreement between AMLI and AMLI Management Company ("AMC") under which the Community will be managed by AMC for a property management fee of 3.0% of total revenue.

                             AMLI at Canterfield

                  NOTES TO HISTORICAL STATEMENTS OF REVENUE
                  IN EXCESS OF CERTAIN EXPENSES - Continued

           January 1, 2004 through September 14, 2004 (unaudited)
                      and year ended December 31, 2003
                           (Dollars in thousands)



      USE OF ESTIMATES

      Management is required to make estimates and assumptions that affect the reported amounts of revenue and expenses during the periods presented in order to prepare these Historical Statements of Revenue in Excess of Certain Expenses in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from these estimates.

      UNAUDITED INTERIM HISTORICAL STATEMENT

      The Historical Statement of Revenue in Excess of Certain Expenses for the period from January 1, 2004 through September 14, 2004 is unaudited. In the opinion of management, all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the Historical Statement of Revenue in Excess of Certain Expenses for the interim period have been included. The results of operations for the interim period are not necessarily indicative of the results to be expected for the full year for the Community.

                              AMLI AT RIVER RUN

                     HISTORICAL STATEMENTS OF REVENUE IN
                  EXCESS OF CERTAIN EXPENSES AND REPORT OF
                        INDEPENDENT REGISTERED PUBLIC
                               ACCOUNTING FIRM

                 JANUARY 1, 2004 THROUGH SEPTEMBER 15, 2004
                         (UNAUDITED) AND YEAR ENDED
                              DECEMBER 31, 2003

                              AMLI at River Run

                              TABLE OF CONTENTS



                                                                    PAGE

REPORT OF INDEPENDENT REGISTERED
  PUBLIC ACCOUNTING FIRM. . . . . . . . . . . . . . . . . . . .       13

FINANCIAL STATEMENTS

  HISTORICAL STATEMENTS OF REVENUE IN EXCESS
    OF CERTAIN EXPENSES . . . . . . . . . . . . . . . . . . . .       14

  NOTES TO HISTORICAL STATEMENTS OF REVENUE IN
    EXCESS OF CERTAIN EXPENSES. . . . . . . . . . . . . . . . .       15

                        Reznick Group, P.C.
                        7700 Old Georgetown Road, Suite 400
                        Bethesda, Maryland  20814-6224
                        Tel: (301) 652-9100
                        Fax: (301) 652-1848
                        www.reznickgroup.com




                                  REPORT OF
                INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                ---------------------------------------------


The Board of Trustees
AMLI Residential Properties Trust:

      We have audited the accompanying Historical Statement of Revenue in Excess of Certain Expenses ("Historical Statement") of AMLI at River Run (the "Community") for the year ended December 31, 2003. This Historical Statement is the responsibility of the management of AMLI Residential Properties Trust. Our responsibility is to express an opinion on the Historical Statement based on our audit.

      We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Statement is free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Statement. We believe that our audit provides a reasonable basis for our opinion.

      The accompanying Historical Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K for AMLI Residential Properties Trust) as described in note 2. This presentation is not intended to be a complete presentation of the Community's revenue and expenses.

      In our opinion, the Historical Statement referred to above presents fairly, in all material respects, the revenue and certain expenses described in note 2 of the Community for the year ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.




/s/ Reznick Group, P.C.



Bethesda, Maryland
December 3, 2004

                              AMLI at River Run

       HISTORICAL STATEMENTS OF REVENUE IN EXCESS OF CERTAIN EXPENSES

     Period from January 1, 2004 through September 15, 2004 (unaudited)
                      and year ended December 31, 2003

                           (Dollars in thousands)



                                            Period from
                                             January 1,
                                               2004
                                             through
                                            September 15,   Year Ended
                                               2004         December 31,
                                            (unaudited)        2003
                                            -------------   ------------

Revenue:
  Rent. . . . . . . . . . . . . . . . . .       $  2,040          2,615
  Other . . . . . . . . . . . . . . . . .             73            158
                                                --------       --------
Total . . . . . . . . . . . . . . . . . .          2,113          2,773
                                                --------       --------

Certain expenses:
  Personnel . . . . . . . . . . . . . . .            199            324
  Building repairs and maintenance. . . .            119            145
  Landscaping and grounds maintenance . .             31             49
  Advertising and promotion . . . . . . .             25             66
  Utilities . . . . . . . . . . . . . . .             48            115
  Real estate taxes . . . . . . . . . . .            229            451
  Insurance . . . . . . . . . . . . . . .             58            109
  Other operating expenses. . . . . . . .             35             67
  Property management fee . . . . . . . .             80            110
                                                --------       --------
Total . . . . . . . . . . . . . . . . . .            824          1,436
                                                --------       --------

    Revenue in excess of
      certain expenses. . . . . . . . . .       $  1,289          1,337
                                                ========       ========























               See accompanying notes to Historical Statements
                  of Revenue in Excess of Certain Expenses.

                              AMLI at River Run

                  NOTES TO HISTORICAL STATEMENTS OF REVENUE
                        IN EXCESS OF CERTAIN EXPENSES

           January 1, 2004 through September 15, 2004 (unaudited)
                      and year ended December 31, 2003
                           (Dollars in thousands)



NOTE 1 - COMMUNITY ACQUIRED

      AMLI Residential Properties Trust ("AMLI") acquired AMLI at River Run (the "Community"), a 206-unit apartment home community located in Naperville, Illinois, on September 15, 2004 from the partners of a limited partnership in which Altman Development Corporation, an unrelated entity, was the sole general partner. The Community was developed by Altman Development Corporation. AMLI acquired 100% of the partnership interests in the Community at the time of purchase for an aggregate purchase price of $31,500.

NOTE 2 - BASIS OF PRESENTATION

      The Historical Statements of Revenue in Excess of Certain Expenses have been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Form 8-K for AMLI and are not intended to be a complete presentation of the community's revenue and expenses.

      The Historical Statements of Revenue in Excess of Certain Expenses are presented at 100% on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America. The Historical Statements of Revenue in Excess of Certain Expenses are not representative of the actual operations for the periods presented as certain expenses, which may not be comparable to the expenses expected to be incurred in the proposed future operations of the Community, have been excluded. Expenses excluded consist of mortgage interest, depreciation, amortization and partnership expenses not directly related to the future operations of the Community.

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      REVENUE RECOGNITION

      Apartment homes are rented under lease agreements with terms of one year or less. Rental income is recognized when earned. This policy effectively results in income recognition on the straight-line method over the related terms of the leases.

      PROPERTY MANAGEMENT FEES

      The Community was managed by Altman Management Company, an unrelated entity of AMLI, pursuant to the terms of the management agreement. Property management fees were calculated at 4% of gross income. Subsequent to AMLI's acquisition of its partnership interest in the Community, this management agreement ceased and the Community became subject to the Master Property Management Agreement between AMLI and AMLI Management Company ("AMC"), under which the Community will be managed by AMC for a property management fee of 3.0% of total revenue.

                              AMLI at River Run

                  NOTES TO HISTORICAL STATEMENTS OF REVENUE
                  IN EXCESS OF CERTAIN EXPENSES - Continued

           January 1, 2004 through September 15, 2004 (unaudited)
                      and year ended December 31, 2003
                           (Dollars in thousands)



      USE OF ESTIMATES

      Management is required to make estimates and assumptions that affect the reported amounts of revenue and expenses during the periods presented in order to prepare these Historical Statements of Revenue in Excess of Certain Expenses in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from these estimates.

      UNAUDITED INTERIM HISTORICAL STATEMENT

      The Historical Statement of Revenue in Excess of Certain Expenses for the period from January 1, 2004 through September 15, 2004 is unaudited. In the opinion of management, all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the Historical Statement of Revenue in Excess of Certain Expenses for the interim period have been included. The results of operations for the interim period are not necessarily indicative of the results to be expected for the full year for the Community.

                          AMLI AT KIRKLAND CROSSING

                     HISTORICAL STATEMENTS OF REVENUE IN
                  EXCESS OF CERTAIN EXPENSES AND REPORT OF
                        INDEPENDENT REGISTERED PUBLIC
                               ACCOUNTING FIRM

                     PERIOD FROM JANUARY 1, 2004 THROUGH
                     SEPTEMBER 30, 2004 (UNAUDITED) AND
                        YEAR ENDED DECEMBER 31, 2003

                          AMLI at Kirkland Crossing

                              TABLE OF CONTENTS



                                                                    PAGE

REPORT OF INDEPENDENT REGISTERED
  PUBLIC ACCOUNTING FIRM. . . . . . . . . . . . . . . . . . . .       19

FINANCIAL STATEMENTS

  HISTORICAL STATEMENTS OF REVENUE IN EXCESS
    OF CERTAIN EXPENSES . . . . . . . . . . . . . . . . . . . .       20

  NOTES TO HISTORICAL STATEMENTS OF REVENUE IN
    EXCESS OF CERTAIN EXPENSES. . . . . . . . . . . . . . . . .       21

                        Reznick Group, P.C.
                        7700 Old Georgetown Road, Suite 400
                        Bethesda, Maryland  20814-6224
                        Tel: (301) 652-9100
                        Fax: (301) 652-1848
                        www.reznickgroup.com




                                  REPORT OF
                INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                ---------------------------------------------


The Board of Trustees
AMLI Residential Properties Trust:

      We have audited the accompanying Historical Statement of Revenue in Excess of Certain Expenses ("Historical Statement") of AMLI at Kirkland Crossing (the "Community") for the year ended December 31, 2003. This Historical Statement is the responsibility of the management of AMLI Residential Properties Trust. Our responsibility is to express an opinion on the Historical Statement based on our audit.

      We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Statement is free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Statement. We believe that our audit provides a reasonable basis for our opinion.

      The accompanying Historical Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K for AMLI Residential Properties Trust) as described in note 2. This presentation is not intended to be a complete presentation of the Community's revenue and expenses.

      In our opinion, the Historical Statement referred to above presents fairly, in all material respects, the revenue and certain expenses described in note 2 of the Community for the year ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.




/s/ Reznick Group, P.C.



Bethesda, Maryland
December 3, 2004

                          AMLI at Kirkland Crossing

       HISTORICAL STATEMENTS OF REVENUE IN EXCESS OF CERTAIN EXPENSES

     Period from January 1, 2004 through September 30, 2004 (unaudited)
                      and year ended December 31, 2003

                           (Dollars in thousands)


                                            Period from
                                             January 1,
                                               2004
                                             through
                                            September 30,   Year Ended
                                               2004         December 31,
                                            (unaudited)        2003
                                            -------------   ------------

Revenue:
  Rent. . . . . . . . . . . . . . . . . .       $  1,250             23
  Other . . . . . . . . . . . . . . . . .             75              6
                                                --------       --------
Total . . . . . . . . . . . . . . . . . .          1,325             29
                                                --------       --------

Certain expenses:
  Personnel . . . . . . . . . . . . . . .            357             88
  Building repairs and maintenance. . . .             16             24
  Landscaping and grounds maintenance . .             37              2
  Advertising and promotion . . . . . . .             69             38
  Utilities . . . . . . . . . . . . . . .            100             13
  Real estate taxes . . . . . . . . . . .              2          --
  Insurance . . . . . . . . . . . . . . .             39              5
  Other operating expenses. . . . . . . .             43             20
  Property management fee . . . . . . . .             90             60
                                                --------       --------
Total . . . . . . . . . . . . . . . . . .            753            250
                                                --------       --------

    Revenue in excess of certain
      expenses (certain expenses
      in excess of revenue) . . . . . . .       $    572           (221)
                                                ========       ========























               See accompanying notes to Historical Statements
                  of Revenue in Excess of Certain Expenses.

                          AMLI at Kirkland Crossing

                  NOTES TO HISTORICAL STATEMENTS OF REVENUE
                        IN EXCESS OF CERTAIN EXPENSES

     Period from January 1, 2004 through September 30, 2004 (unaudited)
                      and year ended December 31, 2003
                           (Dollars in thousands)



NOTE 1 - COMMUNITY ACQUIRED

      AMLI Residential Properties Trust ("AMLI") acquired AMLI at Kirkland Crossing (the "Community"), a 266-unit apartment home community located in Aurora, Illinois, on October 20, 2004 from the partners of a limited partnership in which Altman Development Corporation, an unrelated entity, was the sole general partner. The Community was developed by Altman Development Corporation. AMLI acquired 100% of the partnership interests in the Community at the time of purchase for an aggregate purchase of $39,100. During 2003, the Community was under development, and initial rental operations commenced during August 2003. The Community's average occupancy rate was 48.9% for the period from January 1, 2004 through September 30, 2004. Stabilized occupancy was reached in October 2004.

NOTE 2 - BASIS OF PRESENTATION

      The Historical Statements of Revenue in Excess of Certain Expenses have been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Form 8-K for AMLI and are not intended to be a complete presentation of the Community's revenue and expenses.

      The Historical Statements of Revenue in Excess of Certain Expenses are presented at 100% on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America. The Historical Statements of Revenue in Excess of Certain Expenses are not representative of the actual operations for the periods presented as certain expenses, which may not be comparable to the expenses expected to be incurred in the proposed future operations of the Community, have been excluded. Expenses excluded consist of mortgage interest, depreciation, amortization and partnership expenses not directly related to the future operations of the Community.

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      REVENUE RECOGNITION

      Apartment homes are rented under lease agreements with terms of one year or less. Rental income is recognized when earned. This policy effectively results in income recognition on the straight-line method over the related terms of the leases.

      PROPERTY MANAGEMENT FEES

      The Community was managed by Altman Management Company, an unrelated entity of AMLI, pursuant to the terms of the management agreement. Property management fees were calculated at $10,000 per month beginning with the commencement of "lease-up" which occurred in August 2003. Subsequent to AMLI's acquisition of its partnership interests in the Community, this management agreement ceased and the Community became subject to the Master Property Management Agreement between AMLI and AMLI Management Company ("AMC"), under which the Community will be managed by AMC for a property management fee of 3.0% of total revenue.

                          AMLI at Kirkland Crossing

                  NOTES TO HISTORICAL STATEMENTS OF REVENUE
                  IN EXCESS OF CERTAIN EXPENSES - Continued

     Period from January 1, 2004 through September 30, 2004 (unaudited)
                      and year ended December 31, 2003
                           (Dollars in thousands)



      USE OF ESTIMATES

      Management is required to make estimates and assumptions that affect the reported amounts of revenue and expenses during the periods presented in order to prepare these Historical Statements of Revenue in Excess of Certain Expenses in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from these estimates.

      UNAUDITED INTERIM HISTORICAL STATEMENT

      The Historical Statement of Revenue in Excess of Certain Expenses for the period from January 1, 2004 through September 30, 2004 is unaudited. In the opinion of management, all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the Historical Statement of Revenue in Excess of Certain Expenses for the interim period have been included. The results of operations for the interim period are not necessarily indicative of the results to be expected for the full year for the Community.

                          COMMUNITIES ACQUIRED FROM
           THE COMPTROLLER OF THE STATE OF NEW YORK, AS TRUSTEE TO
            THE COMMON RETIREMENT FUND, A NEW YORK TRUST IN 2004

   COMBINED HISTORICAL STATEMENTS OF REVENUE IN EXCESS OF CERTAIN EXPENSES

     Period from January 1, 2004 through September 30, 2004 (unaudited)
                      and year ended December 31, 2003

                 (With Independent Auditors' Report Thereon)

                        Independent Auditors' Report
                        ----------------------------


The Board of Trustees
AMLI Residential Properties Trust:

We have audited the accompanying Combined Historical Statement of Revenue in Excess of Certain Expenses ("Historical Statement") of the Communities Acquired from The Comptroller of the New York as Trustee of the Common Retirement Fund, a New York trust in 2004 ("Communities") for the year ended December 31, 2003. This Historical Statement is the responsibility of the management of AMLI Residential Properties Trust. Our responsibility is to express an opinion on the Historical Statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Statement is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Communities' internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of AMLI Residential Properties Trust) as described in note 2. This presentation is not intended to be a complete presentation of the Communities' revenue and expenses.

In our opinion, the Historical Statement referred to above presents fairly, in all material respects, the revenue and certain expenses described in note 2 of the Communities for the year ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.






KPMG LLP
Chicago, Illinois
December 16, 2004

                          COMMUNITIES ACQUIRED FROM
           THE COMPTROLLER OF THE STATE OF NEW YORK, AS TRUSTEE TO
            THE COMMON RETIREMENT FUND, A NEW YORK TRUST IN 2004

   COMBINED HISTORICAL STATEMENTS OF REVENUE IN EXCESS OF CERTAIN EXPENSES

     Period from January 1, 2004 through September 30, 2004 (unaudited)
                      and year ended December 31, 2003

                           (Dollars in thousands)



                                            Period from
                                             January 1
                                             through        Year Ended
                                            September 30,   December 31,
                                               2004            2003
                                            -------------   ------------
                                             (unaudited)

Revenue:
  Rent. . . . . . . . . . . . . . . . . .       $  3,153          4,294
  Other . . . . . . . . . . . . . . . . .            288            314
                                                --------       --------
                                                   3,441          4,608
                                                --------       --------

Certain expenses:
  Personnel . . . . . . . . . . . . . . .            345            433
  Building repairs and maintenance. . . .            182            180
  Landscaping and grounds
    maintenance . . . . . . . . . . . . .             88            114
  Advertising and promotion . . . . . . .             84             95
  Utilities . . . . . . . . . . . . . . .             85            130
  Property management fees. . . . . . . .            132            176
  Real estate taxes . . . . . . . . . . .            295            462
  Insurance . . . . . . . . . . . . . . .             61             84
  Other operating expenses. . . . . . . .             68             61
                                                --------       --------
                                                   1,340          1,735
                                                --------       --------

    Revenue in excess of
      certain expenses. . . . . . . . . .       $  2,101          2,873
                                                ========       ========





















          See accompanying notes to Combined Historical Statements of Revenue in Excess of Certain Expenses.

                          COMMUNITIES ACQUIRED FROM
           THE COMPTROLLER OF THE STATE OF NEW YORK, AS TRUSTEE OF
            THE COMMON RETIREMENT FUND, A NEW YORK TRUST IN 2004

             NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUE
                        IN EXCESS OF CERTAIN EXPENSES
     Period from January 1, 2004 through September 30, 2004 (unaudited)
                      and year ended December 31, 2003

                           (Dollars in thousands)


(1)   COMMUNITIES ACQUIRED

      The communities acquired from The Comptroller of the State of New York as Trustee of the Common Retirement Fund, a New York trust ("Communities") consist of AMLI at Lake Clearwater ("Lake Clearwater"), a 216 apartment home community located in Indianapolis, Indiana and AMLI at Wynnewood Farms ("Wynnewood Farms"), a 232 apartment home community located in Overland Park, Kansas. Lake Clearwater and Wynnewood Farms were developed by AMLI Residential Properties Trust (the "Company" or "AMLI") in separate partnerships with The Comptroller of the State of New York as Trustee of the Common Retirement Fund, a New York trust ("NYCRF"). AMLI owned a 25% interest in the partnerships and acquired Common Retirement Fund's 75% interests in the partnerships in November 2004 for $14,700 and $16,699 for Lake Clearwater and Wynnewood Farms, respectively. AMLI paid cash for these acquisitions, which was funded from borrowings under its primary line of credit.

(2)   BASIS OF PRESENTATION

      The Combined Historical Statements of Revenue in Excess of Certain Expenses have been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Form 8-K for the Company and are not intended to be a complete presentation of the Communities' revenue and expenses.

      The Combined Historical Statements of Revenue in Excess of Certain Expenses are presented at 100% on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America. The Combined Historical Statements of Revenue in Excess of Certain Expenses are not representative of the actual operations for the periods presented as certain expenses, which may not be comparable to the expenses expected to be incurred in the proposed future operations of the Communities, have been excluded. Expenses excluded consist of interest, depreciation and amortization and other expenses not directly related to the future operations of the Communities.

(3)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      REVENUE RECOGNITION

      Apartment homes are rented under lease agreements with terms of one year or less. Rental income is recognized when earned. This policy effectively results in income recognition on the straight-line method over the related terms of the leases.

      PROPERTY MANAGEMENT FEES

      The Communities were managed by AMLI Management Company ("AMC"), subsidiary of the Company, pursuant to the terms of a management agreement for a property management fee. Property management fee rates for Lake Clearwater and Wynnewood Farms were 3.75% and 3.75%.

                          COMMUNITIES ACQUIRED FROM
           THE COMPTROLLER OF THE STATE OF NEW YORK, AS TRUSTEE OF
            THE COMMON RETIREMENT FUND, A NEW YORK TRUST IN 2004

             NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUE
                  IN EXCESS OF CERTAIN EXPENSES - Continued
     Period from January 1, 2004 through September 30, 2004 (unaudited)
                      and year ended December 31, 2003

                           (Dollars in thousands)


      respectively. Subsequent to the Company's acquisition of its partner's interest in the Communities, this management agreement ceased and the Communities will be subject to the Master Property Management Agreement between the Company and AMC, under which the Communities will be managed by AMC for a property management fee of 3.0% of total revenue.

      USE OF ESTIMATES

      Management has made a number of estimates and assumptions relating to the reporting of revenue and certain expenses for the periods presented to prepare these Combined Historical Statements of Revenue in Excess of Certain Expenses in conformity with accounting principles generally accepted in the United States of America.
      Actual results could differ from these estimates.

      UNAUDITED INTERIM COMBINED HISTORICAL STATEMENT

      The Combined Historical Statement of Revenue in Excess of Certain Expenses for the period from January 1, 2004 through September 30, 2004 is unaudited. In the opinion of management, all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the Combined Historical Statement of Revenue in Excess of Certain Expenses for the interim period have been included. The results of operations for the interim period are not necessarily indicative of the results to be expected for the full year for the Communities.

      COMBINING INFORMATION

      Following is the combining information of the Communities acquired for the period from January 1, 2004 through September 30, 2004 (unaudited) and for the year ended December 31, 2003:

                                         Period from January 1, 2004
                                         through September 30, 2004
                                                  (unaudited)
                                      ---------------------------------
                                         Lake       Wynnewood
                                       Clearwater     Farms      Total
                                       ----------   ---------   -------
      Revenue:
        Rent. . . . . . . . . . . .       $ 1,556       1,597     3,153
        Other . . . . . . . . . . .           139         149       288
                                          -------     -------   -------
                                            1,695       1,746     3,441
                                          -------     -------   -------

                          COMMUNITIES ACQUIRED FROM
           THE COMPTROLLER OF THE STATE OF NEW YORK, AS TRUSTEE OF
            THE COMMON RETIREMENT FUND, A NEW YORK TRUST IN 2004

             NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUE
                  IN EXCESS OF CERTAIN EXPENSES - Continued
     Period from January 1, 2004 through September 30, 2004 (unaudited)
                      and year ended December 31, 2003

                           (Dollars in thousands)


                                         Period from January 1, 2004
                                         through September 30, 2004
                                                  (unaudited)
                                      ---------------------------------
                                         Lake       Wynnewood
                                       Clearwater     Farms      Total
                                       ----------   ---------   -------
      Certain expenses:
        Personnel . . . . . . . . .           176         169       345
        Building repairs and
          maintenance . . . . . . .           116          66       182
        Landscaping and grounds
          maintenance . . . . . . .            34          54        88
        Advertising and promotion .            46          38        84
        Utilities . . . . . . . . .            48          37        85
        Property management fees. .            65          67       132
        Real estate taxes . . . . .           141         154       295
        Insurance . . . . . . . . .            30          31        61
        Other operating expenses. .            43          25        68
                                          -------     -------   -------
                                              699         641     1,340
                                          -------     -------   -------
          Revenue in excess of
            certain expenses. . . .       $   996       1,105     2,101
                                          =======     =======   =======


                                         Year Ended December 31, 2003
                                      ---------------------------------
                                         Lake       Wynnewood
                                       Clearwater     Farms      Total
                                       ----------   ---------   -------
      Revenue:
        Rent. . . . . . . . . . . .       $ 2,123       2,171     4,294
        Other . . . . . . . . . . .           141         173       314
                                          -------     -------   -------
                                            2,264       2,344     4,608
                                          -------     -------   -------
      Certain expenses:
        Personnel . . . . . . . . .           219         214       433
        Building repairs and
          maintenance . . . . . . .           117          63       180
        Landscaping and grounds
          maintenance . . . . . . .            38          76       114
        Advertising and promotion .            54          41        95
        Utilities . . . . . . . . .            64          66       130
        Property management fees. .            86          90       176
        Real estate taxes . . . . .           235         227       462
        Insurance . . . . . . . . .            41          43        84
        Other operating expenses. .            35          26        61
                                          -------     -------   -------
                                              889         846     1,735
                                          -------     -------   -------
          Revenue in excess of
            certain expenses. . . .       $ 1,375       1,498     2,873
                                          =======     =======   =======

                      AMLI RESIDENTIAL PROPERTIES TRUST

               PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                             September 30, 2004



This unaudited Pro Forma Condensed Consolidated Balance Sheet is presented as if the acquisition of AMLI at Kirkland Crossing, AMLI at Lake Clearwater and AMLI at Wynnewood Farms occurred as of September 30, 2004.

This unaudited Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at September 30, 2004, nor does it purport to represent the future financial position of the Company.

                      AMLI RESIDENTIAL PROPERTIES TRUST

               PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                 (Unaudited)
                           (Dollars in thousands)



                                         September 30, 2004
                              -----------------------------------------
                                           Acquisition
                                           Communities
                              Historical       (A)            Pro Forma
                              ----------   -----------       ----------
ASSETS
Rental apartments
  Land. . . . . . . . . . .   $  161,838       11,037           172,875
  Depreciable property. . .    1,017,150       66,854         1,084,004
                              ----------     --------        ----------
                               1,178,988       77,891         1,256,879
  Less: Accumulated
    depreciation. . . . . .     (139,925)        --            (139,925)
                              ----------     --------        ----------
                               1,039,063       77,891         1,116,954

Rental apartments under
  development . . . . . . .        5,881        --                5,881
Land and predevelopment
  costs . . . . . . . . . .       14,233        --               14,233
Investments in
  partnerships. . . . . . .      132,787       (7,417)  (B)     125,370

Cash and
  cash equivalents. . . . .        4,038        --                4,038
Service Companies'
  assets. . . . . . . . . .       41,652        --               41,652
Other assets and
  deferred costs, net . . .       15,447          568   (C)      16,015
                              ----------     --------        ----------
    Total Assets. . . . . .   $1,253,101       71,042         1,324,143
                              ==========     ========        ==========

LIABILITIES
Debt. . . . . . . . . . . .   $  576,477       70,474   (D)     646,951
Distributions in excess
  of investments in and
  earnings from
  partnerships. . . . . . .        6,243         --               6,243
Accrued expenses and
  other liabilities . . . .       37,970          568   (E)      38,538
                              ----------     --------        ----------
    Total Liabilities . . .      620,690       71,042           691,732

Mandatorily redeemable
  convertible preferred
  shares. . . . . . . . . .       96,933         --              96,933
Minority interest . . . . .       33,650         --              33,650
Total Shareholders'
  Equity. . . . . . . . . .      501,828         --             501,828
                              ----------     --------        ----------
    Total Liabilities
      and Shareholders'
      Equity. . . . . . . .   $1,253,101       71,042         1,324,143
                              ==========     ========        ==========


                     See accompanying notes to Pro Forma
                    Condensed Consolidated Balance Sheet.

                      AMLI RESIDENTIAL PROPERTIES TRUST

           NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                             September 30, 2004
                                 (Unaudited)
                           (Dollars in thousands)


 (A) The Acquisition Communities column reflects acquisition of AMLI at Kirkland Crossing ("Kirkland") and the purchase of the New York State Common Retirement Fund's ("NYSCF") 75% partnership interest in AMLI at Wynnewood Farms ("Wynnewood") and AMLI at Lake Clearwater ("Clearwater") that AMLI did not already own. Kirkland is a 266-unit apartment community located in Aurora, Illinois, which was acquired by AMLI in October 2004 for $39,100 from The Altman Companies. Wynnewood is a 232-apartment home community located in Overland Park, Kansas and Clearwater is a 216-apartment home community located in Indianapolis, Indiana. In November 2004, NYSCF assigned all of its interest in the partnerships to AMLI for $16,699 and $14,700 less $139 and $165, representing its 75% share of unpaid real estate taxes assumed by AMLI in Wynnewood and Clearwater, respectively. AMLI paid cash for the balance of the acquisition price, which was funded from borrowings under its primary line of credit.

 (B) The adjustment reflects the elimination of AMLI's investments in Wynnewood and Clearwater upon acquisition of its partner's interest in the Acquisition Communities.

 (C) The adjustment represents tenant security deposits and miscellaneous receivables transferred to the Company in conjunction with the acquisition.

 (D) The adjustment represents the amount the Company borrowed from its primary line of credit to fund the balance of the acquisition cost of the Acquisition Communities. The primary line of credit matures in May 2006.

 (E) The amount represents liabilities assumed by AMLI for accrued real estate taxes, accrued operating expenses, tenant security deposits and other liabilities for which AMLI received credit against the purchase price paid for the Communities.

                      AMLI RESIDENTIAL PROPERTIES TRUST

          PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004 AND
                    FOR THE YEAR ENDED DECEMBER 31, 2003

                                 (Unaudited)
               (Dollars in thousands - except per share data)



These unaudited Pro Forma Condensed Consolidated Statements of Operations are presented as if the Company acquired the Acquisition Communities and the other Communities as of January 1, 2003.

These unaudited Pro Forma Condensed Consolidated Statements of Operations are not necessarily indicative of what the actual results of operations would have been for the nine months ended September 30, 2004 and for the year ended December 31, 2003 assuming the purchase of the Acquisition Communities and the other Communities had been consummated at the beginning of each period presented, nor does it purport to represent the future operations of the Company.

                                            AMLI RESIDENTIAL PROPERTIES TRUST

                                PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                                                           Nine months ended September 30, 2004 (Unaudited)
                                               ---------------------------------------------------------------------
                                                             Operations of
                                                             Communities
                                                              prior to       Acquisition
                                                Historical   Acquisition     Communities  Pro Forma
                                                   (A)           (B)             (C)      Adjustments     Pro Forma
                                                ----------   -------------   -----------  -----------     ----------

RENTAL OPERATIONS
Revenue:
  Rental. . . . . . . . . . . . . . . . . . .   $   90,764         11,118         4,403        --            106,285
  Other . . . . . . . . . . . . . . . . . . .        7,394            521           363        --              8,278
                                                ----------     ----------    ----------   ----------      ----------
                                                    98,158         11,639         4,766        --            114,563
                                                ----------     ----------    ----------   ----------      ----------
Expenses:
  Rental. . . . . . . . . . . . . . . . . . .       43,991          4,699         2,093         (119)(D)      50,664
  Depreciation. . . . . . . . . . . . . . . .       27,635          --            --           2,356 (E)      29,991
                                                ----------     ----------    ----------   ----------      ----------
                                                    71,626          4,699         2,093        2,237          80,655
                                                ----------     ----------    ----------   ----------      ----------
                                                    26,532          6,940         2,673       (2,237)         33,908

Income from partnerships. . . . . . . . . . .        2,549          --            --            (303)(F)       2,246
                                                ----------     ----------    ----------   ----------      ----------
Income from rental operations . . . . . . . .       29,081          6,940         2,673       (2,540)         36,154
                                                ----------     ----------    ----------   ----------      ----------
OTHER INCOME AND EXPENSES
  Fee income from unconsolidated
    partnerships. . . . . . . . . . . . . . .        1,493          --            --           --              1,493
  Other income. . . . . . . . . . . . . . . .        1,115          --            --           --              1,115
  Interest and amortization of
    deferred financing costs. . . . . . . . .      (21,640)         --            --          (3,153)(G)     (24,793)
                                                ----------     ----------    ----------   ----------      ----------
                                                   (19,032)         --            --          (3,153)        (22,185)
                                                ----------     ----------    ----------   ----------      ----------
SERVICE COMPANIES' OPERATIONS
  Total revenue . . . . . . . . . . . . . . .       37,284          --            --            (612)(H)      36,672
  Total expenses. . . . . . . . . . . . . . .       38,729          --            --            (493)(H)      38,236
                                                ----------     ----------    ----------   ----------      ----------
                                                    (1,445)         --            --            (119)         (1,564)
                                                ----------     ----------    ----------   ----------      ----------


                                                           33




                                            AMLI RESIDENTIAL PROPERTIES TRUST

                          PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS - Continued


                                                           Nine months ended September 30, 2004 (Unaudited)
                                               ---------------------------------------------------------------------
                                                             Operations of
                                                             Communities
                                                              prior to       Acquisition
                                                Historical   Acquisition     Communities  Pro Forma
                                                   (A)           (B)             (C)      Adjustments     Pro Forma
                                                ----------   -------------   -----------  -----------     ----------

General and administrative. . . . . . . . . .       (4,860)         --            --           --             (4,860)
Provision for loss on land held
  for development or sale . . . . . . . . . .         (150)         --            --           --               (150)
                                                ----------     ----------    ----------   ----------      ----------
INCOME FROM CONTINUING OPERATIONS BEFORE
  SHARE OF GAINS ON SALES OF PROPERTIES . . .        3,594          6,940         2,673       (5,812)          7,395
Share of gain on sale of a partnership's
  community . . . . . . . . . . . . . . . . .        2,648          --            --           --              2,648
Prepayment penalty and write-off of
  unamortized deferred financing costs. . . .       (1,121)         --            --           --             (1,121)
                                                ----------     ----------    ----------   ----------      ----------
INCOME FROM CONTINUING OPERATIONS
 BEFORE MINORITY INTEREST . . . . . . . . . .        5,121          6,940         2,673       (5,812)          8,922
  Minority interest . . . . . . . . . . . . .          (15)         --            --             251 (I)         236
                                                ----------     ----------    ----------   ----------      ----------
INCOME FROM CONTINUING OPERATIONS . . . . . .        5,136          6,940         2,673       (6,063)          8,686

Net income attributable to preferred shares .        5,798          --            --           --              5,798
                                                ----------     ----------    ----------   ----------      ----------
NET INCOME (LOSS) ATTRIBUTABLE TO
  COMMON SHARES . . . . . . . . . . . . . . .   $     (662)         6,940         2,673       (6,063)          2,888
                                                ==========     ==========    ==========   ==========      ==========

INCOME (LOSS) PER COMMON SHARE FROM
 CONTINUING OPERATIONS
  Basic . . . . . . . . . . . . . . . . . . .   $    (0.03)                                               $     0.12
  Diluted . . . . . . . . . . . . . . . . . .   $    (0.03)                                               $     0.12
                                                ==========                                                ==========

Weighted Average Common Shares - Basic. . . .   24,245,806                                                24,245,806
Weighted Average Common Share - Diluted . . .   24,572,517                                                24,572,517
                                                ==========                                                ==========


                   See accompanying notes to Pro Forma Condensed Consolidated Statement of Operations.

                                                           34

                      AMLI RESIDENTIAL PROPERTIES TRUST

     NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                    Nine Months Ended September 30, 2004
                                 (Unaudited)
                           (Dollars in thousands)


 (A) The "Historical" column reflects the historical consolidated statement of operations of AMLI Residential Properties Trust (the "Company" or "AMLI") for the nine months ended September 31, 2004.

 (B) These adjustments relate to communities acquired ("Communities") subsequent to December 31, 2003 to include the operations AMLI at River Run, AMLI at Canterfield, AMLI at Westcliff, AMLI on the Fairway, AMLI on Eldridge Parkway ("Eldridge") and AMLI at Ibis for the period from January 1, 2004 through the respective dates of acquisition.

 (C) The "Acquisition Communities" column reflects the historical revenue and certain operating expenses of AMLI at Kirkland Crossing ("Kirkland"), AMLI at Lake Clearwater ("Clearwater") and AMLI at Wynnewood Farms ("Wynnewood"), which were not owned by AMLI as of September 30, 2004. Kirkland includes operating results during the lease-up period and occupancy during the period prior to AMLI's acquisition of the Community was 48.9%. Kirkland reached stabilized occupancy as of the acquisition closing date.

 (D) The pro forma adjustment reflects the reduction in property management fees that will be charged at a reduced rate of 3% of total revenue subsequent to the purchase of the Acquisition Communities and the Communities based on the Master Property Management Agreement between the Company and AMLI Management Company, a consolidated affiliate of AMLI.

 (E) The pro forma adjustment reflects the depreciation relating to the Acquisition Communities and the increased depreciation of the Communities acquired subsequent to December 31, 2003. In-place lease intangible asset related to the acquisition of the communities has been fully depreciated as of December 31, 2003.

 (F) The pro forma adjustment reflects the reduction of AMLI's share of income from partnerships as a result of AMLI's acquisition of its partner's entire interests in two partnerships that owned Clearwater and Wynnewood, which are included in the Acquisition Communities.

 (G) The pro forma adjustment reflects the net increase in interest expense as a result of a $40,000 short-term loan at LIBOR plus 1%, a new $38,709 first mortgage loan on Eldridge and additional borrowings on the Company's primary line of credit to fund the acquisition costs of the Acquisition Communities and the Communities.

 (H) The pro forma adjustment reflects the reduction of property management fees and asset management fees earned from the Communities by a consolidated affiliate, and the corresponding elimination of the related costs.

 (I) The pro forma adjustment reflects the minority holders' 6.6% share of the pro forma net income of the Company.

                                            AMLI RESIDENTIAL PROPERTIES TRUST

                                PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                                                               Year Ended December 31, 2003 (Unaudited)
                                               ---------------------------------------------------------------------
                                                             Operations of
                                                             Communities
                                                              prior to       Acquisition
                                                Historical   Acquisition     Communities  Pro Forma
                                                   (A)           (B)             (C)      Adjustments     Pro Forma
                                                ----------   -------------   -----------  -----------     ----------
RENTAL OPERATIONS
Revenue:
  Rental. . . . . . . . . . . . . . . . . . .   $   90,558         43,158         4,317        --            138,033
  Other . . . . . . . . . . . . . . . . . . .        6,868          2,914           320        --             10,102
                                                ----------     ----------    ----------   ----------      ----------
                                                    97,426         46,072         4,637        --            148,135
                                                ----------     ----------    ----------   ----------      ----------
Expenses:
  Rental. . . . . . . . . . . . . . . . . . .       42,478         20,103         1,985         (261)(D)      64,305
  Depreciation. . . . . . . . . . . . . . . .       21,756          --            --          24,327 (E)      46,083
                                                ----------     ----------    ----------   ----------      ----------
                                                    64,234         20,103         1,985       24,066         110,388
                                                ----------     ----------    ----------   ----------      ----------
                                                    33,192         25,969         2,652      (24,066)         37,747

Income from partnerships. . . . . . . . . . .        5,831          --            --          (1,414)(F)       4,417
                                                ----------     ----------    ----------   ----------      ----------
Income from rental operations . . . . . . . .       39,023         25,969         2,652      (25,480)         42,164
                                                ----------     ----------    ----------   ----------      ----------
OTHER INCOME AND EXPENSES
  Fee income from unconsolidated
    partnerships. . . . . . . . . . . . . . .        2,357          --            --           --              2,357
  Other income. . . . . . . . . . . . . . . .        1,039          --            --           --              1,039
  Interest and amortization of deferred
    financing costs . . . . . . . . . . . . .      (23,340)         --            --          (8,822)(G)     (32,162)
                                                ----------     ----------    ----------   ----------      ----------
                                                   (19,944)         --            --          (8,822)        (28,766)
                                                ----------     ----------    ----------   ----------      ----------
SERVICE COMPANIES' OPERATIONS
  Total revenue . . . . . . . . . . . . . . .       70,962          --            --          (1,815)         69,147
  Total expenses. . . . . . . . . . . . . . .       70,836          --            --          (1,520)         69,316
                                                ----------     ----------    ----------   ----------      ----------
                                                       126          --            --            (295)           (169)
                                                ----------     ----------    ----------   ----------      ----------



                                                           36




                                            AMLI RESIDENTIAL PROPERTIES TRUST

                          PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS - Continued


                                                               Year Ended December 31, 2003 (Unaudited)
                                               ---------------------------------------------------------------------
                                                             Operations of
                                                             Communities
                                                              prior to       Acquisition
                                                Historical   Acquisition     Communities  Pro Forma
                                                   (A)           (B)             (C)      Adjustments     Pro Forma
                                                ----------   -------------   -----------  -----------     ----------

General and administrative. . . . . . . . . .       (5,910)         --            --           --             (5,910)
Provision for loss on land held for
  development or sale . . . . . . . . . . . .         (150)         --            --           --               (150)
Impairment of an investment in a
  partnership . . . . . . . . . . . . . . . .       (1,191)         --            --           --             (1,191)
                                                ----------     ----------    ----------   ----------      ----------

INCOME FROM CONTINUING OPERATIONS BEFORE
  SHARE OF GAINS ON SALES OF PROPERTIES . . .       11,954         25,969         2,652      (34,597)          5,978
Share of gain on sale of a partnership's
  community . . . . . . . . . . . . . . . . .        6,284          --            --           --              6,284
                                                ----------     ----------    ----------   ----------      ----------
INCOME FROM CONTINUING OPERATIONS
 BEFORE MINORITY INTEREST . . . . . . . . . .       18,238         25,969         2,652      (34,597)         12,262
  Minority interest . . . . . . . . . . . . .        1,330          --            --            (908)(I)         422
                                                ----------     ----------    ----------   ----------      ----------
INCOME FROM CONTINUING OPERATIONS . . . . . .       16,908         25,969         2,652      (33,689)         11,840

Net income attributable to preferred shares .        7,922          --            --           --              7,922
                                                ----------     ----------    ----------   ----------      ----------
NET INCOME ATTRIBUTABLE TO COMMON SHARES. . .   $    8,986         25,969         2,652      (33,689)          3,918
                                                ==========     ==========    ==========   ==========      ==========

NET INCOME PER COMMON SHARE FROM
 CONTINUING OPERATIONS
  Basic . . . . . . . . . . . . . . . . . . .   $     0.50                                                $     0.22
  Diluted . . . . . . . . . . . . . . . . . .   $     0.49                                                $     0.21
                                                ==========                                                ==========

Weighted Average Common Shares - Basic. . . .   18,121,659                                                18,121,659
Weighted Average Common Shares - Diluted. . .   18,264,980                                                18,264,980
                                                ==========                                                ==========


                   See accompanying notes to Pro Forma Condensed Consolidated Statement of Operations.

                                                           37

                      AMLI RESIDENTIAL PROPERTIES TRUST

     NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                        Year Ended December 31, 2003
                                 (Unaudited)
                           (Dollars in thousands)



 (A) The "Historical" column reflects the historical consolidated statement of operations of AMLI Residential Properties Trust (the "Company" or "AMLI") for the year ended December 31, 2003.

 (B) These adjustments relate to communities acquired ("Communities") subsequent to December 31, 2002 to include the operations of AMLI at Castle Creek ("Castle Creek"), AMLI Creekside ("Creekside"), AMLI at Regents Crest ("Regents Crest"), AMLI on Spring Mill ("Spring Mill"), AMLI at Oakhurst North ("Oakhurst"), AMLI at Danada Farms ("Danada"), AMLI at Oak Bend ("Oak Bend") and AMLI Knox-Henderson for the period from January 1, 2003 through the respective dates of acquisition. In addition, the pro forma adjustments include the operations of AMLI at Ibis, AMLI on Eldridge Parkway, AMLI at Westcliff, AMLI on the Fairway, AMLI at Canterfield and AMLI at River Run for the year ended December 31, 2003.

 (C) The "Acquisition Communities" column reflects the historical revenue and certain operating expenses of AMLI at Kirkland Crossing ("Kirkland"), AMLI at Lake Clearwater and AMLI at Wynnewood Farms for the year ended December 31, 2003, which was not owned by AMLI during 2003. Kirkland was under development during 2003, and includes initial rental operating results only for November and December 2003, during which occupancy averaged 10.4%.

 (D) The pro forma adjustment reflects the reduction in property management fees that will be charged at a reduced rate a reduced rate of 3% of total revenue subsequent to the purchase of the Acquisition Communities and the Communities based on the Master Property Management Agreement between the Company and AMLI Management Company, an unconsolidated affiliate of AMLI.

 (E) The pro forma adjustment reflects the depreciation relating to the Acquisition Communities and the increased depreciation relating to the Communities acquired subsequent to December 31, 2002 and 2003, and also includes an additional $12,959 of depreciation of cost allocated to the value of existing leases on the dates of acquisitions. As of December 31, 2003 this allocated cost has been fully depreciated.

 (F) The pro forma reflects the reduction of the Company's share of income from partnerships as a result of AMLI's acquisition of its partners' entire interests in seven partnerships that owned Castle Creek, Creekside, Regents Crest, Spring Mill, Oakhurst, Danada and Oak Bend.

 (G) The pro forma adjustment reflects the net increase in interest expense as a result of mortgages assumed by AMLI relating to the acquisition of Danada, Regents Crest and Oak Bend, a new short-term loan, a new first-mortgage loan secured by AMLI on Eldridge Parkway and additional borrowings on AMLI's primary line of credit to fund the balance of the acquisition costs of the Acquisition Communities and the Communities. The pro forma increase in interest expense was offset in part by the reduction of interest on the three mortgages assumed as a result of imputing lower interest rates based on AMLI's current borrowing rate.

 (H) The pro forma adjustment reflects the reduction of property management fees and asset management fees earned from the communities by an unconsolidated affiliate.

 (I) The pro forma adjustment reflects the minority holders' 6.6% share of pro forma net income of AMLI.

                                EXHIBIT INDEX



Exhibit
Number            Description
-------           -----------

10.1. Assignment and Assumption of Partnership interest between The Comptroller of the State of New York as Trustee of the Common Retirement Fund, a New York trust ("Assignor"), and AMLI Residential Properties, L.P., a Delaware limited partnership ("Assignee") to assign the Assignor's 75% of the partnership interest in AMLI at Wynnewood Farms to the Assignee.

10.2. Assignment and Assumption of Partnership interest between The Comptroller of the State of New York as Trustee of the Common Retirement Fund, a New York trust ("Assignor"), and AMLI Residential Properties, L.P., a Delaware limited partnership ("Assignee") to assign the Assignor's 75% of the partnership interest in AMLI at Lake Clearwater to the Assignee.

99.1. Consent of Reznick Group, P.C., Independent Registered Public Accounting Firm.

99.2.             Consent of KPMG LLP.